Consolidated Balance Sheets (Parenthetical) - USD ($)	Jun. 30, 2024	Apr. 11, 2024	Dec. 31, 2023
Consolidated Balance Sheets
Allowance for doubtful accounts, accounts receivable	$ 47,068		$ 47,199
Ordinary shares, shares authorized	50,000,000		50,000,000
Ordinary shares, par value (in dollars per share)	$ 0.001		$ 0.001
Ordinary shares, shares issued	12,874,496		11,675,216
Ordinary shares, shares outstanding	12,874,496	11,680,000	11,675,216